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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          May 23, 2002
                                                  ----------------------------


                              JACOBSON STORES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Michigan                   0-6319                     38-0686330
------------------   ---------------------------   --------------------------
(State or other       (Commission File Number)          (IRS Employer
 jurisdiction                                         Identification No.)
of incorporation)

      3333 Sargent Road, Jackson, Michigan                 49201-8847
   -------------------------------------------------------------------------
     (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code      (517) 764-6400
                                                   --------------------------

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 23, 2002, the Board of Directors of Jacobson Stores Inc. (the "Company"), dismissed its independent auditors, Arthur Andersen LLP ("Arthur Andersen"). Although the Audit Committee of the Board did not meet separately and, therefore, did not separately recommend or approve the dismissal, all members of the Audit Committee participated in the Board action and concurred with the dismissal. The Audit Committee of the Board was directed to search for a replacement independent auditor and to recommend such replacement firm to the Board of Directors for appointment as soon as practical.

Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended February 2, 2002 and February 3, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report for the fiscal year ended February 2, 2002 includes the following explanatory paragraph:

    "The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in the Company's Summary of Significant Accounting Policies, Chapter 11 Reorganization and Basis of Presentation, the Company voluntarily filed for Chapter 11 bankruptcy protection on January 15, 2002. This action, which was taken primarily as a result of the economic slowdown in the retail department store industry, the resultant negative impact on the Company's liquidity and the Company's failure to remain in compliance with the financial covenants on certain of its indebtedness, raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are described in the accompanying financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."


During the fiscal years ended February 2, 2002 and February 3, 2001, and during the subsequent interim period through May 23, 2002 (the "Relevant Period"), there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement(s) in connection with its reports on the Company's consolidated financial statements for such years; and there were no "reportable events" as defined in Item 304(a)(1)(v) of the Securities and Exchange Commission's (the "Commission") Regulation S-K.

The Company has provided a copy of the foregoing statements to Arthur Andersen. Attached as Exhibit 16 is a copy of Arthur Andersen's letter to the Commission dated May 28, 2002, stating its agreement with such statements.






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

           16 Letter from Arthur Andersen regarding change in certifying accountant.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     May 30, 2002                           JACOBSON STORES INC.
                                          -------------------------------------
                                                      (Registrant)

                                          By:      /s/ Paul W. Gilbert
                                             ----------------------------------
                                                       Paul W. Gilbert

                                              Its:  Vice Chairman of the Board






























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                                  EXHIBIT INDEX




EXHIBIT NO.                                 DESCRIPTION

Exhibit 16                 Letter from Arthur Andersen LLP regarding change in
                                  certifying accountant.